UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2013

GLOBAL AXCESS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-17874	88-0199674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Belfort Parkway, Suite 165, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(904) 280-3950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

(1)         On August 5, 2013, Global Axcess Corp., a Nevada corporation (the “Company”) and its subsidiaries entered into a entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Financial Consulting & Trading International, Inc. (the “Purchaser”), whereby the Company and its subsidiaries would sell to Purchaser, and Purchaser would purchase and acquire from the Company and its subsidiaries, a majority of the assets of the Company and its subsidiaries. The transaction will be subject to Sections 105, 363 and 365 of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), and pursuant to the Company’s motion to approve bid procedures in connection with such sale, would include a marketing process.

The Asset Purchase Agreement provides for consideration to be paid by Purchaser in the form of assumption of specified liabilities, including payables owed to nearly all of the Company’s suppliers, and payment in cash to the Company of $10,000,000 (minus a hold-back amount of $1,000,000 (to be released upon the occurrence of certain conditions), and minus certain estimated lease payments), subject to working capital adjustment. The transaction is subject to certain closing conditions as specified in the Asset Purchase Agreement. The Asset Purchase Agreement also provides for a break-up fee of $600,000, payable to Purchaser by the Company upon the occurrence of certain events.

The Company’s DVD business assets are not being transferred in the Asset Purchase Agreement, and will remain property of the Company.

The Asset Purchase Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any factual, business or operational information about the Company or its subsidiaries. The Asset Purchase Agreement contains representations and warranties that the parties to the Asset Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in schedules that the Company provided in connection with execution of the Asset Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement. Moreover, the representations and warranties in the Asset Purchase Agreement (i) are subject to materiality standards which may differ from what may be viewed as material by investors and shareholders, (ii) in certain cases, were used for the purpose of allocating risk among the parties rather than establishing matters as facts, and (iii) were only made as of the date of the Asset Purchase Agreement and are modified in important part by the underlying disclosure schedules. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Asset Purchase Agreement, including all exhibits attached thereto, is qualified in its entirety by reference to the text of the Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 2.1, and is incorporated herein by reference.

(2)         On August 1, 2013, the Company entered into an Agreement for Services (the “Services Agreement”) with MorrisAnderson & Associates, Ltd., an Illinois corporation (“MA”) to provide management services for the Company. MA has agreed to provide such services and make available to the Company Mr. David Bagley to act as the Company’s Chief Operating Officer (See Item 5.02 of this Report) and to act as an officer and a member of the Company’s board of directors (the “Board”) as requested by the Company. The Company has agreed to compensate MA for the services of Mr. Bagley, and for the services of any other MA employees, at the hourly rates stipulated in the Services Agreement. The Company has also agreed to reimburse MA for all reasonable and necessary, documented and appropriately itemized out-of-pocket expenses that are incurred directly relating to any work undertaken.

Pursuant to the terms of the Services Agreement, fees for Mr. Bagley are $395/hour, and will not exceed $16,000/week, before expenses. Fees may be adjusted upon thirty (30) days notice. Either party may terminate the Services Agreement upon three (3) business days written notice to the other party.

The foregoing summary description of the Services Agreement is qualified in its entirety by reference to the text of the Services Agreement, a copy of which is attached to this Report as Exhibit 10.1, and is incorporated herein by this reference.

Item 1.03	Bankruptcy or Receivership.

On August 5, 2013 the Company and its subsidiaries, Nationwide Money Services, Inc., a Nevada corporation, Nationwide Ntertainment Services, Inc., a Nevada corporation and EFT Integration, Inc., a Florida corporation (together, the “Debtors”), filed voluntary petitions for relief (the “Chapter 11 Petition”) under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada (Reno Division) (the “Bankruptcy Court”). The Debtors will continue to manage their properties and operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

A copy of the press release announcing the Chapter 11 Petition and related matters is furnished herewith as Exhibit 99.1.

As previously disclosed in the Company’s risk factors set forth in its Form 10-K for the fiscal year ended December 31, 2012, as a result of the Company’s filing under Chapter 11 with the Bankruptcy Court, it is expected that the Company’s equity holders will experience a complete loss of their investment.

Item 2.04	Triggering Events That Accelerate Or Increase A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement.

The Chapter 11 Petition described in Item 1.03 of this Report constituted an event of default with respect to both the Loan and Security Agreement, dated June 18, 2010, and related loans made thereunder, as amended, and the Master Equipment Lease Agreement, dated June 18, 2010, and the loans made thereunder, as amended (the “Debt Documents”). The Debt Documents provide that, as a result of the Chapter 11 Petition, the principal and interest due thereunder shall be immediately due and payable. The Company believes that any efforts to enforce such payment obligations under the Debt Documents are stayed as a result of the Chapter 11 Petition, and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On August 1, 2013, Kevin L. Reager resigned as Chief Executive Officer, Chief Restructuring Officer and as a director of the Company. Mr. Reager remains President of the Company. The resignation of Mr. Reager as a director was related to the filing of the Chapter 11 Petition, described in Item 1.03 of this Report, and was not due to any disagreement with the Company.

(c)          On August 1, 2013, the Board appointed David Bagley to serve as the new Chief Operating Officer of the Company. The Company has retained the services of Mr. Bagley and will compensate him pursuant to the terms of the Services Agreement described under Item 1.01(2) of this Report.

Mr. Bagley, age 47, is a Managing Director of MorrisAnderson & Associates, Ltd., a consulting firm for financially distressed and underperforming companies. Mr. Bagley has been employed by MorrisAnderson & Associates, Ltd since 2000. He has assisted companies in transition as a consultant, interim manager, director and financial advisor. During the past five years he has served as the Chief Restructuring Officer of Compass Environmental Inc. (July 2006 to October 2006); Chief Financial Officer of Restaurants America Inc. (June 2007 to August 2008); Chief Executive Officer of Giftco Inc. (April 2008 to April 2009); Chief Restructuring Officer of Santa Fe Cattle Company Inc. (August 2009 to February 2010); and Chief Restructuring Officer of Fundamental Provisions LLC (December 2010 to present). Mr. Bagley is a Certified Turnaround Professional. He earned a Bachelor’s degree from DePauw University in 1988 and a Master’s degree in Business Administration from the J. L. Kellogg Graduate School of Management at Northwestern University in 1996.

The information contained in Item 1.01(2) is incorporated into this Item 5.02 by reference.

Mr. Bagley’s position with the Company as Chief Operating Officer is governed by the terms of the Services Agreement (as described in Item 1.01(2)), a copy of which is attached to this Report as Exhibit 10.1, and is incorporated herein by reference.

(d)          On August 1, 2013, Mr. Bagley was also appointed to serve on the Board. Following the resignation of the Company’s other directors, as described in Item 5.02(b)(1) above, Mr. Bagley is the sole serving director of the Company. Mr. Bagley’s election as director of the Company is related to the filing of the Chapter 11 Petition, as described in Item 1.03 of this Report, but, other than such relation, there are no arrangements or understandings with respect to his service on the Board, beyond those arrangements and understandings between Mr. Bagley and the Company with respect to his employment as Chief Operating Officer of the Company, as described in Item 5.02(c) above, and as detailed in the Services Agreement described in Item 1.01(2) of this Report. Mr. Bagley does not currently serve on any committees of the Board.

(e)          Mr. Bagley, the new Chief Operating Officer of the Company, has compensation arrangements with the Company based on the Services Agreement, as described in Item 1.01(2) of this Report, and as attached hereto as Exhibit 10.1.

For the term of the Services Agreement, and for all services rendered to the Company or any of its subsidiaries or affiliates during the term of the agreement, the Company will pay Mr. Bagley $395.00/hour, subject to adjustment upon thirty (30) days notice.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2013, the Board amended Article III, Section 2 of the bylaws of the Company (the “Bylaws”) to reduce the minimum number of directors required to serve on the Board to one (1). Prior to such amendment, Article III, Section 2 of the Bylaws called for a minimum of four (4) directors to serve on the Board.

A copy of the amendment to Article III, Section 2 of the Bylaws is attached to this Report as Exhibit 3.1, and is incorporated herein by reference.

Item 7.01	Regulation FD

On August 5, 2013, the Company and its subsidiaries agreed, in principal, to a Debtor-In-Possession Loan Agreement with Fifth Third Bank (the “Lender”), as subsequently modified by any order of the Bankruptcy Court (as defined in Item 1.03) approving such financing agreement. Pursuant to the agreement, the Lender agreed to provide senior secured, super-priority debtor-in-possession financing (“DIP Financing”) to the Company comprised of a $7,578,233.00 DIP Term Loan A, a $5,150,931.58 DIP Term Loan B, and a $4,000,000.00 revolving facility. The substantial portion of the DIP Financing proceeds will be used to repay the Company’s Loan and Security Agreement, dated June 18, 2010, and related loans made thereunder, as amended, and the Master Equipment Lease Agreement, dated June 18, 2010, and the loans made thereunder, as amended (collectively, previously defined as the “Debt Documents”), and approximately $1,500,000.00 of the funds contained in the DIP Financing will be available to the Company to fund operations pending closing of the Company’s contemplated strategic transactions, including closing of the Asset Purchase Agreement.

The proposed DIP Financing is discussed in the Press Release furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Asset Purchase Agreement, entered August 5, 2013, by and between Global Axcess Corp. (and affiliates Nationwide Money Services, Inc., and EFT Integration, Inc.) and Financial Consulting & Trading International, Inc.

3.1	Amendment to Bylaws of Global Axcess Corp., adopted August 1, 2013.

10.1	Agreement for Services between the Company and MorrisAnderson & Associates, Ltd., dated August 1, 2013.

99.1	Press Release, dated August 6, 2013.

*The disclosure schedules and exhibits to the Asset Purchase Agreement are not being filed herewith. The Company agrees to furnish, supplementally, a copy of any such schedules and exhibits to the Securities and Exchange Commission upon request.

Forward-Looking Statements

In addition to historical information, this Report contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Report are forward-looking statements. These statements speak only as of the date of this Report, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities. As previously disclosed in the Company’s risk factors set forth in its Form 10-K for the fiscal year ended December 31, 2012, as a result of the Company’s filing under Chapter 11 with the Bankruptcy Court, it is expected that the Company’s equity holders will experience a complete loss of their investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL AXCESS CORP.

Dated: August 6, 2013	By:	/s/ Kevin L. Reager
Name: Kevin L. Reager
Title: President

EXHIBIT INDEX

Exhibit	Description

2.1*	Asset Purchase Agreement, entered August 5, 2013, by and between Global Axcess Corp. (and affiliates Nationwide Money Services, Inc., and EFT Integration, Inc.) and Financial Consulting & Trading International, Inc.

3.1	Amendment to Bylaws of Global Axcess Corp., adopted August 1, 2013.

10.1	Agreement for Services between the Company and MorrisAnderson & Associates, Ltd., dated August 1, 2013.

99.1	Press Release, dated August 6, 2013.

*The disclosure schedules and exhibits to the Asset Purchase Agreement are not being filed herewith. The Company agrees to furnish, supplementally, a copy of any such schedules and exhibits to the Securities and Exchange Commission upon request.